Exhibit 10.3










     ______________________________________________________________________

                               SECURITY AGREEMENT


                                       BY


                              CEP-M PURCHASE, LLC


                                  IN FAVOR OF


                        AMEGY BANK NATIONAL ASSOCIATION,
                              AS COLLATERAL AGENT


                               November 19, 2010

     ______________________________________________________________________

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I GENERAL TERMS                                                        1
1.1   Terms Defined Above                                                      1
1.2   Definitions Contained in Credit Agreement                                1
1.3   Certain Definitions                                                      1
1.4   Terms Defined in Code                                                    2

ARTICLE II SECURITY INTEREST                                                   2

ARTICLE III REPRESENTATIONS AND WARRANTIES                                     4
3.1   Ownership and Liens                                                      4
3.2   Status of Accounts                                                       4
3.3   Status of Related Rights                                                 4
3.4   Location                                                                 4
3.5   Secured Party's Security Interest                                        5

ARTICLE IV COVENANTS AND AGREEMENTS                                            5

ARTICLE V RIGHTS, REMEDIES AND WARRANTIES                                      6
5.1   With Respect to Collateral                                               6
5.2   Default Remedies                                                         6
5.3   Right of Set-Off                                                         7
5.4   Proceeds                                                                 7
5.5   Secured Party's Duties                                                   7
5.6   Secured Party's Actions                                                  8
5.7   Transfer of Secured Obligations and Collateral                           8
5.8   Cumulative Security                                                      8
5.9   Continuing Agreement                                                     8
5.10  Cumulative Rights                                                        9
5.11  Exercise of Rights                                                       9
5.12  Remedy and Waiver                                                        9
5.13  Non-Judicial Remedies                                                    9

ARTICLE VI MISCELLANEOUS                                                       9
6.1   Preservation of Liability                                                9
6.2   Notices                                                                  9
6.3   Governing Law                                                           10
6.4   Amendment and Waiver                                                    10
6.5   Invalidity                                                              10
6.6   Survival of Agreements                                                  10
6.7   Successors and Assigns                                                  10
6.8   Titles of Articles, Sections and Subsections                            10
6.9   Counterparts                                                            10
6.10  Benefits of Certain Agreements                                          10
6.11  Conflict with Certain Agreements                                        10

                               SECURITY AGREEMENT

This SECURITY AGREEMENT is made and entered into effective the 19th day of November, 2010, by CEP-M PURCHASE, LLC, a Delaware limited liability company ("Debtor"), with its principal office in Highland, Utah, and the address for which for purposes hereof is 11038 Highland Blvd., Suite 400, Highland, Utah 84003, Attn: Brent M. Cook, in favor of AMEGY BANK NATIONAL ASSOCIATION, a national banking association ("Amegy"), in its capacity as collateral agent for the lenders under the Credit Agreement referred to below and for any additional Secured Creditors, the address for which for purposes hereof is 4400 Post Oak Parkway, 4th Floor, Houston, Texas 77027, Attn: Energy Lending Dept. (in such capacity, "Secured Party"), for the benefit of the Secured Creditors.

                              W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated effective November 19, 2010 by and among Debtor, the lenders party thereto (the "Lenders") and Amegy, as agent for the Lenders and any additional Secured Creditors (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), the Debtor is obligated for the full and prompt payment when due of the principal of, premium, if any, and interest on the promissory notes and loans made pursuant to the Credit Agreement; and

WHEREAS, pursuant to the Credit Agreement, and as a condition to the future obligations of the Lenders to make loans or issue or participate in letters of credit issued thereunder, Debtor has agreed and is required to execute and deliver this Security Agreement;

NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) for and in consideration of the premises and the agreements herein contained and (iii) for other good and valuable consideration, the receipt and sufficiency of all of which being hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

                                   ARTICLE I

                                 GENERAL TERMS

1.1 Terms Defined Above. As used in this Security Agreement, each of the terms defined in the preamble hereto and the above recital paragraphs shall have the meaning assigned to such term above.

1.2 Definitions Contained in Credit Agreement. Each term used herein beginning with a capital letter which is not defined herein, if any, shall have the meaning assigned to such term in the Credit Agreement, unless the context hereof otherwise requires.

1.3 Certain Definitions. As used in this Security Agreement, each of the following terms shall have the meaning set forth for such term below, unless the context otherwise requires:

"Code" shall mean the Uniform Commercial Code as in effect in the State of Texas or any other relevant jurisdiction from time to time.


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"Collateral"  shall  mean  all  Property, including, without limitation, cash or other proceeds, in which Secured Party shall have a security interest pursuant to Article II of this Security Agreement.

"Gas"  shall  have  the  meaning  assigned  to  such  term in Article II hereof.

"Related Rights" shall mean all chattel papers, documents and instruments relating to the Accounts or the General Intangibles and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any Accounts or General Intangibles or any such chattel papers, documents or instruments.

"Secured  Obligations"  shall  mean,  collectively,  the  following:

(a)     all  Obligations  from  time  to  time  owing;

(b) all obligations of Debtor under Commodity Hedge Agreements or Interest Rate Hedge Agreements with Secured Third Party Hedge Counterparties from time to time owing; and

(c) all other present and future obligations of Debtor arising under any of the Loan Documents, including, without limitation, in the case of clause (a), clause (b) and this clause (c), reasonable attorneys fees and expenses and any interest, fees or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding.

"Security Agreement" shall mean this Security Agreement, as the same may from time to time be amended, supplemented, restated or otherwise modified.

1.4 Terms Defined in Code. If not defined in the Credit Agreement or herein, all terms used herein which are defined in the Code shall have the same meaning herein, unless the context otherwise requires; provided, however, that, except for such terms when used in Article II, such terms referring to a type of collateral refer to items of such type of collateral that are included in the Collateral.

                                   ARTICLE II

                               SECURITY INTEREST

To secure the Secured Obligations, Debtor hereby grants to Secured Party, for the benefit of the Secured Creditors, a continuing security interest in, a general lien upon, and a right of set-off against, the following described Property of Debtor:

(a) all now existing and hereafter acquired or arising Accounts, Goods, General Intangibles, Payment Intangibles, Deposit Accounts, Securities Accounts, Chattel Paper (including, without limitation, Electronic Chattel Paper), Documents, Instruments, Software, Investment Property, letters of credit, Letter of Credit Rights, advices of credit, money, As-Extracted Collateral (including As


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Extracted Collateral from the Debtor's present and future operations, regardless of whether such mineral or gas interests are presently owned or hereafter acquired by Debtors), Commercial Tort Claims (as listed on a schedule attached hereto), Equipment, Inventory, Fixtures and Supporting Obligations, together with all products of and Accessions to any of the foregoing and all Proceeds of any of the foregoing (including, without limitation, all insurance policies and proceeds thereof);

(b) to the extent, if any, not included in clause (a) above, Debtor's present and future contracts, agreements, arrangements or understandings (i) for the sale, supply, provision or disposition of any natural gas, casinghead gas, all other hydrocarbons not defined as oil, carbon dioxide, and helium or other substances of a gaseous nature ("Gas"), oil or other minerals by Debtor or any one or more of its agents, representatives, successors or assigns to any purchaser or acquirer thereof, and all products, replacements and proceeds thereof (including, without limitation, all Gas or oil sales contracts) and (ii) relating to the mining, drilling or recovery of any mineral, crude oil or gas reserves for the benefit of or on behalf of Debtor or any of its agents, representatives, successors or assigns (including, without limitation, all contract mining, drilling or recovery agreements and arrangements), and all products and Proceeds thereof and payments thereunder, together with all products and Proceeds (including, without limitation, all insurance policies and proceeds) of and any Accessions to any of the foregoing;

(c) to the extent, if any, not included in clause (a) above, all Gas, oil and other minerals severed or extracted from the ground (specifically including all "As-Extracted Collateral" of such Debtor and all severed or extracted Gas purchased, acquired or obtained from other parties), and all Accounts, General Intangibles and products and Proceeds thereof or related thereto, regardless of whether any such Gas, oil or other minerals are in raw form or processed for sale and regardless of whether or not Debtor had an interest in the Gas, oil or other minerals before extraction or severance;

(d) to the extent, if any, not included above, each and every other item of personal property and fixtures, whether now existing or hereafter arising or acquired, including, without limitation, all licenses, contracts and agreements (including, without limitation, Commodity Hedge Agreements and Interest Rate Hedge Agreements), and all collateral for the payment or performance of any contract or agreement, together with all products and Proceeds (including all insurance policies and proceeds) and any Accessions to any of the foregoing;

(e) all present and future business records and information, including, without limitation, computer tapes and other storage media containing the same and computer programs and software (including, without limitation, source code, object code and related manuals and documentation and all licenses to use such software) for accessing and manipulating such information; and

(f) any additional property of Debtor from time to time delivered to or deposited with Secured Party as security for the Secured Obligations or otherwise pursuant to the terms of this Security Agreement.

ARTICLE  III

REPRESENTATIONS  AND  WARRANTIES

In order to induce Secured Party and the Secured Creditors to accept this Security Agreement, Debtor represents and warrants to Secured Party (which representations and warranties will survive the creation of the Secured Obligations and any other extension of credit under the Credit Agreement) that:

3.1 Ownership and Liens. Except for the security interest of Secured Party granted in this Security Agreement and other Permitted Liens, Debtor owns good and marketable title to the Collateral free and clear of any other Liens. Debtor has full right, power and authority to grant to Secured Party a security interest in the Collateral provided by Debtor in the manner provided herein, free and clear of any other Liens, adverse claims and options other than Permitted Liens. No other Lien created by Debtor or is known by Debtor to exist with respect to any Collateral; and to the best of such Debtor's information and belief, no financing statement or other security instrument is on file in any jurisdiction covering such Collateral, other than those in favor of Secured Party and other Permitted Liens. At the time the security interest in favor of Secured Party attaches, good and marketable title to all after-acquired Property included within the Collateral provided by Debtor, free and clear of any other Liens, other than Permitted Liens, will be vested in Debtor.

3.2 Status of Accounts. Each Account of Debtor now existing represents, and each Account of Debtor hereafter arising will represent, the valid and legally enforceable indebtedness of a bona fide account debtor arising from the sale or lease or rendition by Debtor of goods and/or services and is not and will not be subject to contra accounts, set-offs, defenses or counterclaims by or available to account debtors obligated on the Accounts of Debtor except as disclosed to Secured Party in writing or where any such contra account, set-off, defense or counterclaim could not reasonably be expected to result in a Material Adverse Effect; such goods will have been delivered to, or be in the process of being delivered to, and such services will have been rendered by Debtor to the account debtor and accepted by the account debtor; and the amount shown as to each Account of Debtor on Debtor's books will be the true and undisputed amount owing and unpaid thereon, subject to any discounts, allowances, rebates, credits and adjustments to which the account debtor has a right and which have been disclosed to Secured Party in writing or which could not reasonable result in a Material Adverse Effect.

3.3 Status of Related Rights. All Related Rights of Debtor are, and those hereafter arising will be, valid and genuine.

3.4 Location. Debtor's chief executive office and chief place of business is located at the address set forth in the opening paragraph of this Security Agreement. The office where Debtor keeps its records concerning the Accounts of Debtor and the General Intangibles of Debtor and the original of all the Related Rights of Debtor has the same address as Debtor's chief executive office and chief place of business. No Equipment and/or Inventory is covered by a certificate of title (other than certain motor vehicles and aircraft) pursuant to applicable law. The jurisdiction of organization for Debtor is the State of Delaware.

3.5 Secured Party's Security Interest. This Security Agreement creates a valid and binding security interest in the Collateral provided by Debtor securing the Secured Obligations.

All filings (which filings with Governmental Authorities are described in Article IV of this Security Agreement) and other actions necessary to perfect or protect such security interest have been duly or will be promptly taken by Debtor. No further or subsequent filing, recording, registration or other public notice of such security interest is necessary in any governmental office or jurisdiction in order to perfect such security interest or to continue, preserve or protect such security interest except for continuation statements or for filings upon the occurrence of any of the events stated in Section 4.10 of this Security Agreement. Such perfected security interest in the Collateral constitutes a first-priority (except as to Permitted Liens) security interest under the Code.

                                   ARTICLE IV

                            COVENANTS AND AGREEMENTS

A deviation from the provisions of this Article IV shall not constitute a default under this Security Agreement if such deviation is consented to in writing by Secured Party. Without the prior written consent of Secured Party, Debtor will at all times comply with the covenants contained in this Article IV, from the date hereof and for so long as any part of the Secured Obligations is outstanding.

Debtor recognizes that one or more financing statements pertaining to the Collateral provided by Debtor will be filed in one or more filing offices. Debtor will promptly notify Secured Party of any condition or event that may change the proper location for the filing of any financing statements or other public notice or recordings for the purpose of perfecting a security interest in the Collateral. Without limiting the generality of the foregoing, Debtor will
(a) promptly notify Secured Party of any change (i) in the location of the office where such Debtor keeps its records concerning its Accounts or (ii) in the "location" of such Debtor within the meaning set forth in the Code or the jurisdiction in which Debtor is incorporated, organized or formed; (b) prior to any of the Collateral provided by Debtor becoming so related to any particular real estate so as to become a fixture on such real estate, notify Secured Party of the description of such real estate and the name of the record owner thereof, to the extent such real estate is not already encumbered in favor or for the benefit of Secured Party to secure the Secured Obligations; and (c) promptly notify Secured Party of any change in Debtor's name, identity or structure. In any notice furnished pursuant to this paragraph, Debtor will expressly state that the notice is required by this Security Agreement and contains facts that will or may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral. Further, Debtor authorizes Secured Party to file, at the expense of such Debtor, any and all financing statements, pursuant to Article 9 of the Code, as Secured Party deems necessary, in its sole discretion, in conjunction with this Security Agreement.

                                   ARTICLE V

                        RIGHTS, REMEDIES AND WARRANTIES

5.1 With Respect to Collateral. If an Event of Default has occurred and is continuing, Secured Party is hereby fully authorized and empowered (without the necessity of any further consent or authorization from Debtor) and the right is expressly granted to Secured Party, and Debtor hereby constitutes, appoints and makes Secured Party, as its true and lawful attorney-in fact and agent for it and in its name, place and stead, with full power of substitution, in Secured Party's name or Debtor's name or otherwise, for the sole use and benefit of Secured Party and the other Secured Creditors, but at Debtor's cost and expense, to exercise, without notice, all or any of the following powers at any time with respect to all or any of the Collateral:

(a) to notify account debtors or the obligors on the Accounts, the General Intangibles and the Related Rights to make and deliver payment to Secured Party;

(b) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due by virtue thereof and otherwise deal with proceeds;

(c) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, Documents and other negotiable and non-negotiable Instruments and Chattel Paper taken or received by Secured Party in connection therewith;

(d) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

(e) to sell, transfer, assign or otherwise deal in or with the same or the Proceeds or avails thereof or the relative goods, as fully and effectively as if Secured Party were the absolute owner thereof; and

(f) to extend the time of payment of any or all thereof and to grant waivers and make any allowance or other adjustment with reference thereto;

provided, however, Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any Collateral.

5.2 Default Remedies. Upon the occurrence and the continuance of any Event of Default, Secured Party may then, or at any time thereafter and from time to time, apply, set-off, collect, sell in one or more sales, lease, or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Secured Party may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any brokers' board or securities exchange, either for cash or upon credit or for future delivery, at such price as Secured Party may deem fair, and Secured Party may be the purchaser of any or all Collateral so sold and may hold the same thereafter in its own right free from any claim of Debtor or right of redemption. No such purchase or holding by Secured Party shall be deemed a retention by Secured Party in satisfaction of the Secured Obligations. All demands, notices and advertisements and the presentment of Property at sale are hereby waived. If, notwithstanding the foregoing provisions, any applicable provision of the Code or other law requires Secured Party to give reasonable notice of any such sale or disposition or other action, Debtor hereby agrees that twenty days' prior written notice shall constitute reasonable notice. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to Secured Party and Debtor. Any sale hereunder may be conducted by an auctioneer or any officer or agent of Secured Party.

5.3 Right of Set-Off. Upon the occurrence and the continuance of any Event of Default, Secured Party is hereby authorized to then, or at any time thereafter and from time to time, without notice to Debtor (any such notice being expressly waived by Debtor), apply and set-off against the Secured Obligations (i) any and all deposits (general or special, time or demand, provisional or final) of Debtor at any time held by Secured Party; (ii) any and all other claims of any of Debtors against Secured Party, now or hereafter existing, (iii) any and all other indebtedness at any time owing by Secured Party to or for the account of Debtor; (iv) any and all money, Instruments, securities, Documents, Chattel Paper, credits, claims, demands and other Property, rights or interests of Debtor which at any time shall come into the possession or custody or under the control of Secured Party, for any purpose; and (v) the Proceeds of any of the foregoing Property, in accordance with the Credit Agreement and any applicable intercreditor agreement with any Secured
Creditor, as if the same were included in the Collateral, and Debtor hereby grants to Secured Party a security interest in, a general lien upon and a right of set-off against the foregoing described Property as security for the Secured Obligations. Secured Party shall have the right to so set-off and apply such Property against the Secured Obligations regardless of whether or not Secured Party or any other Secured Creditor shall have made any demand for payment of any of the Secured Obligations or shall have given any other notice. Secured Party agrees to promptly notify Debtor after any such set-off and application; provided, however, the failure of Secured Party to give any such notice shall not affect the validity of such set-off and application. The rights of Secured Party under this Section 5.3 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Secured Party may have.

5.4 Proceeds. After the occurrence and the continuance of any Event of Default, the proceeds of any sale or other disposition of the Collateral and all sums received or collected by Secured Party from or on account of the Collateral shall be applied by Secured Party in the manner set forth in the Credit Agreement and any applicable intercreditor agreement with any Secured Creditor.

5.5 Secured Party's Duties. The powers conferred upon Secured Party by this Security Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor or other notice or demand in connection with any Collateral or the Secured Obligations, or to take any steps necessary to preserve any rights against prior parties. Secured Party shall not be liable for failure to collect or realize upon any or all of the Secured Obligations or Collateral, or for any delay in so doing, nor shall Secured Party be under any duty to take any action whatsoever with regard thereto. Secured Party shall use reasonable care in the custody and preservation of any Collateral in its possession, but need not take any steps to keep the Collateral identifiable. Secured Party shall have no duty to comply with any recording, filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Secured Party's rights in or to, any of the Collateral.

5.6 Secured Party's Actions. To the extent permitted by applicable law, Debtor waives any right to require Secured Party to proceed against any Person, exhaust any Collateral or pursue any other remedy in Secured Party's power, and Debtor waives any and all notice of acceptance of this Security Agreement or of creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations from time to time. All dealings between Debtor and Secured Party, whether or not resulting in the creation of the Secured Obligations, shall conclusively be presumed to have been had or consummated in reliance upon this Security Agreement. Until all the Secured Obligations shall have been indefeasibly paid in full and the commitments of the Lenders terminated, Debtor shall not have any right to subrogation, and Debtor waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Secured Obligations, from time to time to (a) take and hold any other Property as collateral, other than the Collateral, as security for any or all of the Secured Obligations and exchange, enforce, waive and release any or all of the Collateral or such other Property to the Secured Obligations; and
(b) apply the Collateral or such other Property and direct the order or manner of sale thereof as Secured Party in its discretion may determine, subject, however, to the provisions of the Credit Agreement and any applicable intercreditor agreement with any Secured Creditor.

5.7     Transfer  of  Secured  Obligations  and  Collateral.  Any of the Secured
Obligations may be transferred, in whole or in part, in accordance with the provisions of the Loan Documents, and, upon any such transfer, Secured Party may transfer any or all of the Collateral and shall be fully discharged thereafter from all liability with respect to the Collateral so transferred, and the transferee shall be vested with all rights, powers and remedies of Secured Party hereunder with respect to Collateral so transferred; but with respect to any Collateral not so transferred, Secured Party shall retain all rights, powers and remedies hereby given. Secured Party may at any time deliver any or all of the Collateral to Debtor, whose receipt shall be a complete and full acquittance for the Collateral so delivered, and Secured Party shall thereafter be discharged from any liability therefor.

5.8 Cumulative Security. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the Secured Obligations. No security taken hereafter as security for the Secured Obligations shall impair in any manner or affect this Security Agreement. All such present and future additional security is to be considered as cumulative security.

5.9 Continuing Agreement. This is a continuing Security Agreement and the grant of a security interest hereunder shall remain in full force and effect and all the rights, powers and remedies of Secured Party hereunder shall continue to exist until the Secured Obligations are paid in full as the same become due and payable; until neither Secured Party nor any Secured Creditor has any further obligation to advance monies or otherwise extend credit to any Debtor under any of the Loan Documents or otherwise, until Debtor is entitled to obtain the release hereof pursuant to the Credit Agreement and until Secured Party, upon request of Debtor, has executed a written termination statement, reassigned to Debtor, without recourse, the Collateral and all rights conveyed hereby and returned possession of the Collateral in its possession to Debtor.

5.10 Cumulative Rights. The rights, powers and remedies of Secured Party hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any other rights, powers and remedies of Secured Party. Furthermore, regardless of whether or not the Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, Secured Party shall have the rights, powers and remedies of a secured party under the Code. Secured Party may exercise its bankers' lien or right of set-off with respect to the Secured Obligations in the same manner as if the Secured Obligations were unsecured.

5.11 Exercise of Rights. Time shall be of the essence for the performance by Debtor of any act under this Security Agreement or in respect of the Secured Obligations, but neither Secured Party's acceptance of partial or delinquent payments nor any forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall be deemed a waiver of any obligation of Debtor or of any right, power or remedy of Secured Party or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

5.12 Remedy and Waiver. Secured Party may remedy any Default and may waive any Default without waiving the Default remedied or waiving any prior or subsequent Default.

5.13 Non-Judicial Remedies. Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing, and Debtor expressly waives, renounces and knowingly relinquishes any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, Debtor recognizes and concedes that such remedies are consistent with the usage of the trade, are responsive to commercial necessity and are the result of bargain at arm's length. Nothing herein is intended to prevent Secured Party from resorting to judicial process at its option.

                                   ARTICLE VI

                                 MISCELLANEOUS

6.1 Preservation of Liability. Neither this Security Agreement nor the exercise by Secured Party of (or the failure to so exercise) any right, power or remedy conferred herein or by law shall be construed as relieving any Person liable on the Secured Obligations from liability on the Secured Obligations and for any deficiency thereon.

6.2 Notices. Any notice or demand under this Security Agreement or in connection with this Security Agreement may be given as provided in the Credit Agreement, but actual notice, however given or received, shall always be effective.

6.3 Governing Law. THIS SECURITY AGREEMENT AND THE SECURITY INTEREST GRANTED HEREBY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

6.4 Amendment and Waiver. This Security Agreement may not be amended (nor may any of its terms be waived) except in the manner provided in the Credit Agreement.

6.5 Invalidity. In case any provision of this Security Agreement is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.6 Survival of Agreements. All covenants and agreements of Debtor herein not fully performed before the effective date of this Security Agreement shall survive such date.

6.7 Successors and Assigns. All representations and warranties of Debtor herein, and the covenants and agreements herein contained by or on behalf of Debtor, shall bind Debtor and Debtor's legal representatives, successors and assigns and shall inure to the benefit of Secured Party, its successors and assigns.

6.8 Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Security Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

6.9 Counterparts. This Security Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the date hereof upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Security Agreement containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Security Agreement by each party hereto and shall constitute one instrument.

6.10 Benefits of Certain Agreements. In connection with its execution and acting hereunder, Secured Party is entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to it as agent under the Credit Agreement.

6.11 Conflict with Certain Agreements. In the event of a conflict between any provision of this Security Agreement and a provision that is in the Credit Agreement, the provision of the Credit Agreement shall control; provided, however, the inclusion in this Security Agreement of a provision with respect to which there is no corresponding provision in the Credit Agreement shall not constitute a conflict with any provision of the Credit Agreement.



                     (SIGNATURES APPEAR ON FOLLOWING PAGES)

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IN  WITNESS HEREOF, Debtor and Secured Party have caused this Security Agreement to  be  duly  executed  as  of  the  date  first  above  written.

                                   DEBTOR:

                                   CEP-M PURCHASE, LLC

                                   By:     Current Energy Partners Corporation,
                                           its Manager


                                        By:  \s\ Brench M. Cook
                                             Brent M. Cook
                                             Chief Executive Officer










                    (SIGNATURES CONTINUE ON FOLLOWING PAGE)

                                        SECURED PARTY:

                                        AMEGY BANK NATIONAL ASSOCIATION,
                                        as Collateral Agent


                                        By:       \s\ Charles W. Patterson
                                                  Charles W. Patterson
                                                  Senior Vice President